                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 30, 2000


                      Fleet Bank (RI), National Association
             (Exact name of registrant as specified in its charter)

                                on behalf of the

                        Fleet Credit Card Master Trust II

         United States               333-38650-01               050495490
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       of Incorporation)                                  Identification Number)


         111 Westminster Street
        Providence, Rhode Island                                   02903
(Address of Principal Executive Office)                          (Zip Code)

Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On October 30, 2000, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to Series 2000-D.

Item 6.           Not Applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  Exhibits

                   5.1     Legality Opinion of Orrick, Herrington & Sutcliffe
                           LLP.

                  23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLEET BANK (RI), NATIONAL ASSOCIATION
                                        On behalf of the Fleet Credit Card
                                        Master Trust II



                                      By:    /s/ Jeffrey A. Lipson
                                           -----------------------------------
                                      Name:   Jeffrey A. Lipson
                                      Title:   Vice President

                                  EXHIBIT INDEX


Exhibit                         Description

5.1      Legality opinion of Orrick, Herrington & Sutcliffe LLP

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1)